Exhibit 10.34

借款合同

Loan Contract

本借款合同（下称“本合同”）由以下双方于2016 年10 月18 日（“签署日”）在中国（为本合同之目的不包括香港、澳门、台湾，下称“中国”）北京签署：

This loan contract (hereinafter referred to as the “Contract”) is made and concluded in Beijing, China (excluding Hong Kong, Macau and Taiwan for the purpose of this Contract, hereinafter referred to as “China”) on October 18, 2016 (the “Execution Date”) by and between:

(1)	播思通讯技术（北京）有限公司（下称“甲方”），一家根据中国法律注册成立的外商独资企业，注册地址为北京市海淀区八里庄路62号院1号楼8层943室。

BORQS Beijing Ltd. (hereinafter referred to as “Party A”), a wholly foreign-owned enterprise incorporated under the laws of China, with the registered address at Suite 943, Floor 8, Building 1, Yard 62, Balizhuang Road, Haidian District, Beijing.

(2)	王暾（下称“乙方”），一位中国公民，其身份证号码：______________；

Wang Tun (hereinafter referred to as “Party B”), a holder of Chinese citizen identification card under ____________.

甲方和乙方以下各称为“一方”，统称为“双方”。

Party A and Party B hereinafter individually referred to as a “Party” and collectively referred to as the “Parties”.

鉴于:

WHEREAS:

甲方拟向乙方提供一笔无息借款，用于双方约定的合法用途，乙方同意并接受该笔借款。

Party A intends to provide Party B with an interest-free loan for the legal purposes agreed by the Parties, and Party B agrees to and accepts such loan.

经友好协商，双方达成本合同如下，以资信守：

After friendly negotiation, the Parties reach the following Contract:

1.	借款

Loan

1.1	根据本合同之条款，甲方同意向乙方提供一笔等值于人民币5万元的无息借款（下称“借款”）。该笔借款的期限为自本合同签署之日起 10 年，经双方书面同意可以延长。

Party A agrees to provide Party B with an interest-free loan in the aggregated amount of RMB 50,000 (hereinafter referred to as the “Loan”) in accordance with the terms of this Contract. The term of the Loan is 10 years from the Execution Date and may be extended upon mutual agreement by the Parties in writing.

1.2	乙方确认截至本协议签署日已经收到全部借款。

Party B acknowledges that the Loan has been received in full as of the Execution Date.

1.3	乙方承诺该笔借款仅能全部用于双方约定的专门用途，未经甲方事先书面同意，乙方不得擅自挪用。

Party B undertakes that the Loan shall be used exclusively for the special purposes agreed by the Parties, and that Party B shall not appropriate any portion thereof without prior written consent from Party A.

2.	还款

Repayment

2.1	乙方应在借款期届满前，向甲方偿还该笔借款。还款方式由双方另行商议决定。Party B shall repay the Loan to Party A prior to the expiration of the term of the Loan, and the repayment method shall be determined by the Parties through separate negotiations.

3.	陈述和保证

Representations and Warranties

3.1	在本合同签署日，甲方向乙方做出以下陈述和保证：

As of the Execution Date, Party A makes the following representations and warranties to Party B:

3.1.1	甲方为一家依据中国法律合法设立并有效存续的有限责任公司；

Party A is a limited liability company duly incorporated and validly existing under the laws of China;

3.1.2	甲方有权签署和履行本合同；

Party A has all rights to execute and perform the Contract;

3.1.3	本合同一经签署即构成对甲方合法有效并可依法强制执行的义务。

Upon execution, this Contract shall constitute Party A’s legal, valid and legally enforceable obligation.

3.2	在本合同签署日，乙方向甲方做出以下陈述和保证：

As of the Execution Date, Party B makes the following representations and warranties to Party A:

3.2.1	乙方为中国公民，具有完全的民事权利能力和民事行为能力；

Party B is a Chinese citizen with full capacities for civil rights and civil conducts;

3.2.2	乙方有权签署和履行本合同；

Party B has all rights to execute and perform Contract;

3.2.3	本合同一经签署即构成对乙方合法有效并可依法强制执行的义务。

Upon execution, this Contract shall constitute Party B’s legal, valid and legally enforceable obligation.

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4.	违约责任

Liability for Breach

4.1	任何一方违反本合同的约定，使得本合同的全部或部分不能履行，均应承担违约责任，并赔偿对方因此遭受的损失（包括由此产生的诉讼费和律师费）；如双方均违约，则应根据实际情况各自承担相应的责任。

Either Party breaching any provision of this Contract and thus causing all or part of this Contract to be frustrated shall be liable for such breach and indemnify the other Party against any loss arising therefrom, including litigation costs and attorney fees. If both Parties breach this Contract, each Party shall bear its own liability for breach, as appropriate.

5.	通知

Notice

5.1	本合同项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

Any and all notices and other communications required or given hereunder shall be sent to the following address of the addressee by personal delivery, registered mail (postage prepaid) or commercial courier service or facsimile. Each notice shall also be served by e-mail. The date on which such notice is deemed to have been effectively served shall be:

5.1.1	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以发送之日为有效送达日。
If sent by personal delivery, courier service or registered mail (postage prepaid), the date of delivery.

5.1.2	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。
If sent by facsimile, the date of successful transmission (evidenced by the transmission confirmation message automatically generated).

6.	保密责任

Confidentiality

双方承认及确定有关本合同、本合同内容，以及彼此就准备或履行本合同而交换的任何口头或书面资料均被视为保密信息。双方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本合同所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本合同承担违约责任。无论本合同以任何理由终止，惟本条款仍然生效。

The Parties acknowledge and confirm that any oral or written information relating to this Contract and its contents, or exchanged between the Parties in connection with the preparation or performance of this Contract shall be considered as Confidential Information. And the Parties shall keep confidential all such information and, without prior written consent from the other Party, neither Party may disclose to any third party any Confidential Information, except any information: (a) that the public knows or will know (not due to the disclosure by the receiving Party to the public without consent from the other Party); (b) required to be disclosed in accordance with applicable laws and regulations, stock trading rules, or any order of a government department or court; or (c) required to be disclosed by either Party to its shareholders, investors, legal or financial advisors in relation to the transactions described herein, with a confidentiality obligation similar to that described in this provision to be born by such shareholders, investors, legal or financial advisors. A leakage (if any) made by any personnel of or any entity employed by either Party shall be deemed as a leakage by such Party, and such Party shall be liable for such leakage in accordance with this Contact. This provision shall survive any termination, for whatever reason, of this Contract.

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7.	适用法律及争议解决

Applicable Law and Dispute Resolution

7.1	本合同的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The conclusion, validity, interpretation, performance, modification and termination of this Contract and the resolution of disputes shall be governed by the laws of China.

7.2	因解释和履行本合同而发生的任何争议，本合同双方应首先通过友好协商的方式加以解决。如果在一方向另一方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该仲裁委员会按照其届时有效的仲裁规则仲裁解决。仲裁地点在北京，使用之语言为中文。仲裁裁决是终局性的，对双方均有约束力。

Any dispute arising from the interpretation and performance of this Contract shall be firstly resolved by the Parties hereto through friendly negotiation. If such dispute fails to be resolved within thirty (30) days after a Party gives the other Party a written notice requesting resolution through negotiation, either Party may submit such dispute to the China International Economic and Trade Arbitration Commission (CIETAC) for arbitration by CIETAC in accordance with its arbitration rules then in effect in Beijing in Chinese. The arbitral award shall be final and binding on both Parties.

7.3	因解释和履行本合同而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本合同双方仍应继续行使各自在本合同项下的其他权利并履行各自在本合同项下的其他义务。

In the event that any dispute arises from the interpretation and performance of this Contract or any dispute is under arbitration, the Parties shall continue to exercise their respective rights hereunder and perform their respective obligations hereunder, except those involved in such dispute.

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8.	其他

Miscellaneous

8.1	本合同自双方签署之日起生效，至双方履行完其各自在本合同项下规定的义务之日失效。

This Contract shall become effective upon signature by both Parties and remain valid until both Parties’ full performance of their respective obligations hereunder.

8.2	本合同以中文书就，一式两份，甲方和乙方各持一份，具有同等效力。

This Contract shall be written in Chinese and made in duplicate with the same legal effect, with each of Party A and Party B holding one.

8.3	本合同双方可以通过书面协议方式对本合同进行修改和补充。本合同双方关于本合同的修改协议和/或补充协议是本合同不可分割的组成部分，具有与本合同同等的法律效力。

The Parties may make modification or supplement to this Contract through written agreement. Any modification or supplement so made by the Parties to this Contract shall be an integral part hereof and shall have the same legal effect as this Contract.

8.4	如果本合同有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本合同其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。双方应通过诚意磋商，争取以法律许可以及双方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

If any one or more provisions hereof are held to be invalid, illegal or unenforceable in any respect under any law or regulation, the validity, legality or enforceability of the remaining provisions of this Contract shall not be then affected or damaged in any way. The Parties shall, by negotiating in good faith, seek to replace such invalid, illegal or unenforceable provisions with the provisions which are valid to the maximum extent permitted by law and expected by the Parties and generate as similar as possible to the economic effects of such invalid, illegal or unenforceable provisions.

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有鉴于此，双方已使得经其授权的代表于文首所述日期签署了本借款合同并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused this loan contract to be executed by their authorized representatives on the date first above written.

甲方：播思通讯技术（北京）有限公司

Party A: BORQS Beijing Ltd.

签署：
Signature:	/s/ Pat Chan

姓名：陈锡源
Name:	Pat Chan
职位：	法定代表人
Title:	Legal Representative

乙方：王暾
Party B: Wang Tun

签署：
Signature:	/s/ Wang Tun

借款合同签字页